UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

December 4, 2007

PRO-DEX, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

151 East Columbine Avenue

Santa Ana, California 92707

(Address of Principal Executive Offices)

(714) 241-4411

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

            Pro-Dex, Inc. (the “Company”) held its 2007 Annual Shareholders’ Meeting on December 4, 2007.  At that meeting the Company’s shareholders approved an amendment to the Company’s Articles of Incorporation declassifying its Board of Directors.  The amendment was effective upon the filing of the amended Articles of Incorporation with the Colorado Secretary of State on December 4, 2007.  The amendment restated Article 9 of the Company’s Articles of Incorporation to read in its entirety as follows:

            Article 9:  The number of directors of the Corporation shall be fixed in accordance with the Bylaws of the Corporation.  The Board of Directors shall not be split in to separate classes nor staggered.  The adoption of this Article shall not serve to shorten the current term of any member of the Board of Directors as of December 4, 2007.

            Also on December 4, 2007, at the organizational meeting of the Company’s Board of Directors following the Annual Shareholders’ Meeting, the Board approved an amendment to the Company’s Bylaws, including Sections 3.2 and 3.5 of the Bylaws, declassifying the Board of Directors.  The amendment was effective upon approval by the Board.  The amendment restated Section 3.2 and Section 3.5 of the Company’s Bylaws to read in its entirety as follows:

3.2  Number: The number of directors of this Corporation shall, in no case, be less than three; except that there need be only as many directors as there are shareholders in the event that the outstanding shares are held of record by fewer than three shareholders. Subject to such limitation, the number of directors shall be fixed by resolution of the Board of Directors, but no decrease shall have the effect of shortening the term of any incumbent director.

3.5  Vacancies, Term, Removal: Any director may resign at any time by giving written notice to the Corporation. Such resignation shall take effect at the time the notice is received by the Corporation unless the notice specifies a later effective date. Any vacancy occurring on the Board of Directors and any directorship to be filled by reason of an increase in the number of directors may be filled by reason of an increase in the number of directors ay be filled by the affirmative vote of a majority, though less than a quorum, of the remaining directors. A director elected to fill a vacancy shall hold office during the unexpired term of his predecessor in office. Each director shall hold office until the next annual meeting of shareholders and until his successor has been elected and qualified. Until July 1, 1994, any director may be removed at a meeting expressly called for that purpose, with or without cause, in the manner prescribed in the Colorado Corporation code. From and after July 1, 1994, the shareholders shall not have the right to remove any one or all of the directors except for cause and in the manner prescribed in the Colorado Business Corporation Act, and any successor thereto.

Item 9.01  Financial Statements and Exhibits

Exhibit 3.1        Amendment to Articles of Incorporation of Pro-Dex, Inc.

Exhibit 3.2        Amended and Restated Bylaws of Pro-Dex, Inc.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2007                                    PRO-DEX, INC.

By:       /s/  JEFF RITCHEY

Jeff Ritchey

Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description
3.1	Amendment to Articles of Incorporation of Pro-Dex, Inc.
3.2	Amended and Restated Bylaws of Pro-Dex, Inc.

Exhibit 3.1

Amendment to Articles of Incorporation

Exhibit 3.2

Amendment and Restated Bylaws